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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2000

                               TeleCorp PCS, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-27901                 54-1872248
 (State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


               1010 N. Glebe Road, Suite 800, Arlington, VA 22201
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (703) 236-1100

                                       N/A
          (Former Name or Former Address if Changed Since Last Report.)

Item 5. Other Events.

  Pursuant to Rule 135c of the Securities Act, on July 12, 2000, TeleCorp PCS, Inc. issued a press release that announced the pricing of new senior subordinated notes. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

  (c) The following exhibits are filed with this report:

Exhibit Number                           Description
--------------                           -----------

    99.1             Press Release of TeleCorp PCS, Inc., dated July 12, 2000.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCorp PCS, Inc.
------------------




/s/ Thomas H. Sullivan
-----------------------------
Thomas H. Sullivan
Executive Vice President and
Chief Financial Officer


Date:  July 13, 2000
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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.            EXHIBIT
-----------            -------

99.1             Press Release of TeleCorp PCS, Inc. dated July 12, 2000.